                                                                    Exhibit 10.3

                                                                       EXECUTION

                             WORLD COLOR PRESS, INC.
                      LIMITED CONSENT AND EIGHTH AMENDMENT
                         TO SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT

            This LIMITED CONSENT AND EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment" or this "Eighth Amendment") is dated as of February 3, 1999 and entered into by and among WORLD COLOR PRESS, INC., a Delaware corporation ("Company"), the Lenders party to the Credit Agreement referred to below on the date hereof (the "Lenders") that are party hereto, and BANKERS TRUST COMPANY, as Administrative Agent, and, for purposes of Section 7 hereof, THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HERETO (each a "Guarantor" and collectively, the "Guarantors"). All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).

                                    RECITALS

            WHEREAS, Company, the Lenders, BancAmerica Securities, Inc., as Syndication Agent, Citibank, N.A., as Documentation Agent and Bankers Trust Company, as Administrative Agent, are parties to that certain Second Amended and Restated Credit Agreement dated as of June 6, 1996, as amended or modified by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 10, 1996, as further amended or modified by that certain Limited Waiver, Consent and Second Amendment to Second Amended and Restated Credit Agreement dated as of June 9, 1997, as further amended or modified by that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of June 27, 1997, as further amended or modified by that certain Limited Waiver, Consent and Fourth Amendment to Second Amended and Restated Credit Agreement dated as of September 29, 1997, as further amended or modified by that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of June 4, 1998, as further amended or modified by that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of November 11, 1998, and as further amended or modified by that certain Seventh Amendment to Second Amended and Restated Credit Agreement dated as of November 23, 1998 (as so amended and modified, the "Credit Agreement").

            WHEREAS, the parties hereto wish to amend and modify the Credit Agreement to make certain amendments as set forth below.

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                    SECTION 1
                                 LIMITED CONSENT

            Administrative Agent and Requisite Lenders hereby consent to Company's issuance of additional debt Securities and agree that the form and substance thereof is satisfactory and that such debt Securities will be deemed to be "Additional Subordinated Indebtedness" incurred pursuant to subsection 6.1(x) of the Credit Agreement without the need for any further consent of Administrative Agent or any or all of the Lenders; provided that (i) any such Additional Subordinated Indebtedness is issued on or before June 30, 1999 and is unsecured, (ii) the maturity date and any scheduled amortization of any such Additional Subordinated Indebtedness is no less than one year following the Commitment Termination Date, (iii) the covenants, subordination and other provisions (other than any interest rate or other pricing term) of such Additional Subordinated Indebtedness are no more burdensome in any material respect to Company and Lenders than the 5300,000,000 of 8-3/8% Subordinated Indebtedness of Company issued in November, 1998, and (iv) the proceeds of the issuance of any such Additional Subordinated Indebtedness shall be applied as provided in the second paragraph of this Section 1.

            Company, the Administrative Agent and Requisite Lenders hereby consent and agree that, notwithstanding anything to the contrary in the Credit Agreement, including but not limited to subsection 2.1, subsection 2.4 or the definitions of Scheduled Existing Term Loan Repayment Amount, Scheduled Tranche A Repayment Amount, Scheduled Tranche B Repayment Amount or Scheduled Tranche D Repayment Amount therein, all proceeds of Additional Subordinated Indebtedness described in the preceding paragraph shall be applied by Company to the extent Company is required to repay Loans pursuant to subsection 2.4A(ii)(c), (a) first to repay all Tranche D Acquisition Term Loans then outstanding in full, it being understood that such repayments will not reduce the Tranche D Term Loan Commitments and that any and all amounts so repaid may be reborrowed from time to time to but excluding the Tranche D Acquisition Commitment Termination Date and that this clause (a) shall only be applicable to the proceeds of one issuance of Additional Subordinated Indebtedness pursuant to the preceding paragraph, (b) second to repay all Revolving Loans then outstanding in full, it being understood that such repayments will not reduce the Revolving Loan Commitments and that this clause (b) shall only be applicable to the proceeds of one issuance of Additional Subordinated Indebtedness pursuant to the preceding paragraph, (c) third to repay Tranche A Acquisition Term Loans and Tranche B Acquisition Term Loans in an amount equal to the amount of such Loans scheduled to be paid in 1999 that have not been paid, it being understood that such repayments shall be applied to reduce on a pro rata basis the Scheduled Tranche A Repayment Amount and Scheduled Tranche B Repayment Amount due in 1999 in forward order of the scheduled amortization set forth in such definitions for such period, (d) fourth to repay Existing Term Loans, Tranche A Acquisition Term Loans and Tranche B Acquisition Term Loans in an amount equal to the amount of such Loans scheduled to be paid during the first two Fiscal Quarters of 2000 that have not been paid, it being understood that such repayments shall be applied to reduce on a pro rata basis the Scheduled Existing Term Loan Repayment Amount, the Scheduled Tranche A Repayment Amount and the Scheduled Tranche B Repayment Amount in forward order of the scheduled amortization set forth in such definitions for such period, and (e) fifth to repay all outstanding Tranche A Acquisition Term Loans, Tranche B Acquisition Term Loans and Existing Term Loans on a pro rata basis and in accordance with and to the extent required pursuant to subsections 2.4A (ii)(c), 2.4A (iii)(b) and 2.4D of the Credit Agreement. All repayments described in clauses (a), (b), (c), (d) and
(e) of the preceding sentence shall occur on the dates and to the extent that the proceeds of the Additional Subordinated Indebtedness described in the first paragraph of this Section 1 are required under subsection 2.4A(ii)(c) of the Credit Agreement to be used to prepay Loans, it being understood that such proceeds may be applied within 90 days of Company's receipt thereof to consummate Acquisitions to the extent permitted under subsection 2.4A(ii)(c).

                                    SECTION 2
                                   AMENDMENTS

            A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the reference to "June 29, 1999" contained in the definition of "Tranche D Acquisition Commitment Termination Date" therein and substituting a reference to "March 31, 2000" therefore.

            B. Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the grid set forth in the definition "Scheduled Tranche D Repayment Amount" as follows:

--------------------------------------------------------------------------------
            FISCAL YEAR                                    PERCENTAGE
                                                          AMORTIZATION
--------------------------------------------------------------------------------
    Second Fiscal Quarter, 2000                               16.66%
--------------------------------------------------------------------------------
    Fourth Fiscal Quarter, 2000                               16.66%
--------------------------------------------------------------------------------
    Second Fiscal Quarter, 2001                               16.66%
--------------------------------------------------------------------------------
    Fourth Fiscal Quarter, 2001                               16.66%
--------------------------------------------------------------------------------
    Second Fiscal Quarter, 2002                               16.66%
--------------------------------------------------------------------------------
    Fourth Fiscal Quarter, 2002                               16.70%
--------------------------------------------------------------------------------
             TOTAL                                            100.0%
--------------------------------------------------------------------------------

            C. Subsection 6.6B of the Credit Agreement is hereby amended by deleting the maximum Leverage Ratio of "3.40:1.00" applicable as of the last day of each of the first three Fiscal Quarters in 1999 and deleting the maximum Leverage Ratio of "3.15:1.00" applicable as of the last day of the fourth Fiscal Quarter in 1999 and substituting "4.25:1.00" in place thereof for the maximum Leverage Ratio as of the last day of each Fiscal Quarter in 1999.

                                    SECTION 3
                      LIMITATION OF CONSENT AND AMENDMENTS

            Without limiting the generality of the provisions of subsection 9.7 of the Credit Agreement, the consent and the amendments set forth above shall be limited precisely by their terms, shall not have any force or effect with respect to any other matter except as expressly provided above, and nothing in this Amendment shall be deemed to:

            (a) constitute a waiver or modification of any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

            (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

            Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                                    SECTION 4
                           CONDITIONS TO EFFECTIVENESS

            This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Eighth Amendment Effective Date"):

            A. On or before the Eighth Amendment Effective Date, Company and the Guarantors shall have delivered to Administrative Agent executed copies of this Amendment.

            B. On or before the Eighth Amendment Effective Date, Administrative Agent and Requisite Lenders shall have delivered to Administrative Agent an executed original or telefacsimile of a counterpart of this Amendment.

            C. On or before the Eighth Amendment Effective Date, Company shall have delivered Resolutions of the Board of Directors of Company approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Eighth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment.

            D. On or before the Eighth Amendment Effective Date, Administrative Agent shall have received for distribution to each Lender that has executed the Eighth Amendment on or prior to such date under the Credit Agreement a non-refundable amendment fee equal to 0.125% of the sum of such Lender's (i) Revolving Loan Exposure, (ii) Existing Term Loan Exposure, (iii) Tranche A Exposure, and (iv) Tranche B Exposure, in effect as of the date hereof.

            E. On or before the Eighth Amendment Effective Date, Administrative Agent shall have received for distribution to each Lender having Tranche D Commitments that has executed the Eighth Amendment on or prior to such date under the Credit Agreement a non-refundable amendment fee equal to 0.375% of such Lender's Tranche D Exposure in effect as of the date hereof.

                                    SECTION 5
                    COMPANY'S REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender as of the date hereof, as of the Eighth Amendment Effective Date that the following statements are true, correct and complete:

            A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

            B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

            C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals which will be obtained on or before the Effective Date and disclosed in writing to Lenders.

            D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

            E. Binding Obligation. This Amendment has been duly executed and delivered by Company and, when executed and delivered, this Amendment and the Amended Agreement will be the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

            F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                                    SECTION 6
                                  MISCELLANEOUS

      A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

      (i) On and after the Eight Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof', "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof' or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

      (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

      (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

            B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 9.3 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

            C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

            D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 hereof, the effectiveness of which is governed by
Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Company, Requisite Lenders, Syndication Agent, Distribution Agent and Administrative Agent and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                                    SECTION 7
                    ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

            Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under the Guaranty and the other Loan Documents to which such Guarantor is a party shall not be impaired or affected and the Guaranty and such other Loan Documents are, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                   WORLD COLOR PRESS, INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   THE LANMAN COMPANIES, INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   LANMAN LITHOTECH, INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   CENTRAL FLORIDA PRESS, L.C.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   NORTHEAST GRAPHICS INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   THE WESSEL COMPANY, INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer

                                   IMAGE TECHNOLOGIES, INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   SHEA COMMUNICATIONS COMPANY

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   KRUEGER ACQUISITION CORPORATION

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   KRI, INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   RAI, INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   BCK 140 PARTNERSHIP

                                   By: World Color Press, Inc.,
                                       its General Partner

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer

                                   By: The Lanman Companies, Inc.,
                                       its General Partner

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer

                                   WORLD COLOR BOOK SERVICES, INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   THE JOHNSON & HARDIN CO.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   JOHNSON & HARDIN ENTERPRISES, INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   MAGNA-GRAPHIC, INC

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   TACONIC HOLDINGS, INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   CENTURY GRAPHICS CORPORATION

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   EDWIN ROAD PROPERTIES, INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer

                                   LA-GNIAPPE ADVERTISING, INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   LA-GNIAPPE INSERTS, INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   DB ACQUISITION CORP.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   DITTLER BROTHERS, INCORPORATED

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   ACME PRINTING COMPANY, INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   WORLD COLOR SYSTEMS INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   WCX, LLC

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer

                                   WCY, LLC

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   WCZ, LLC

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   WORLD COLOR TENNESSEE INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   KRI DRESDEN INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   WCP TN L.P.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   KRI TN L.P.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer

                                   GREAT WESTERN PUBLISHING, INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer


                                   INFINITI GRAPHICS, INC.

                                   By: /s/ Thomas J. Quinlan
                                       ----------------------------------------
                                       Name: Thomas J. Quinlan
                                       Title: SVP, Treasurer

                                   BANKERS TRUST COMPANY,
                                   individually as a Lender and as
                                   Administrative Agent and as Collateral Agent


                                   By: /s/ Mary Jo Jolly
                                       ----------------------------------------
                                       Name: MARY JO JOLLY
                                       Title: ASSISTANT VICE PRESIDENT

                                   BANK OF AMERICA NT & SA,
                                   as a Lender


                                   By: /s/ John W. Pocalyko
                                       ----------------------------------------
                                       Name: JOHN W. POCALYKO
                                       Title: MANAGING DIRECTOR

                                   CITIBANK, N.A.,
                                   as a Lender


                                   By: /s/ Timothy L. Freeman
                                       ----------------------------------------
                                       Name: Timothy L. Freeman
                                       Title: Vice President

                                   ABN AMRO BANK, NV, NEW YORK BRANCH, as
                                   Lender


                                   By: ABN Amro North America, Inc.,
                                   as Agent


                                   By: /s/ David Carrington
                                       ----------------------------------------
                                       Name: David Carrington
                                       Title: Vice President


                                   By: /s/ Thomas Rogers
                                       ----------------------------------------
                                       Name: Thomas Rogers
                                       Title: Vice President

                                   BANK OF MONTREAL,
                                   as Lender


                                   By: /s/ L.A. Durning
                                       ----------------------------------------
                                       Name: L.A. DURNING
                                       Title: PORTFOLIO MANAGER

                                   THE BANK OF NOVA SCOTIA
                                   as Lender


                                   By: /s/ J. Alan Edwards
                                       ----------------------------------------
                                       Name: J. ALAN EDWARDS
                                       Title: AUTHORIZED SIGNATORY

                                   BANK OF SCOTLAND,
                                   as Lender


                                   By: /s/ Janet Taffe
                                       ----------------------------------------
                                       Name: JANET TAFFE
                                       Title: ASST. VICE PRESIDENT

                                   BANK OF TOKYO - MITSUBISHII TRUST
                                   COMPANY, as Lender


                                   By: /s/ Nicholas J. Campbell, Jr.
                                       ----------------------------------------
                                       Name: Nicholas J. Campbell, Jr.
                                       Title: Vice President

                                   PARIBAS,
                                   as Lender


                                   By: /s/ John J. McCormick
                                       ----------------------------------------
                                       Name: JOHN J. McCORMICK, III
                                       Title: Vice President


                                   By: /s/
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   CIBC, INC., as Lender


                                   By: /s/ Cyd Petre
                                       ----------------------------------------
                                       Name: CYD PETRE
                                       Title: EXECUTIVE DIRECTOR
                                              CIBC Oppenheimer Corp., AS AGENT

                                   FLEET NATIONAL BANK,
                                   as Lender

                                   By: /s/ Jeffrey C. Lynch
                                       ----------------------------------------
                                       Name: Jeffrey C. Lynch
                                       Title: SVP

                                   MORGAN GUARANTY, as Lender


                                   By: /s/ Mary Ann Snyder
                                       ----------------------------------------
                                       Name: Mary Ann Snyder
                                       Title: VP

                                   THE INDUSTRIAL BANK OF JAPAN, LTD., as Lender


                                   By: /s/ Takuya Honjo
                                       ----------------------------------------
                                       Name: TAKUYA HONJO
                                       Title: SENIOR VICE PRESIDENT

                                   THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                                   as Lender


                                   By: /s/ Brady S. Sadek
                                       ----------------------------------------
                                       Name: Brady S. Sadek
                                       Title: Senior Vice President

                                   PNC BANK, NATIONAL ASSOCIATION,
                                   as Lender


                                   By: /s/ Donald V. Davis
                                       ----------------------------------------
                                       Name: Donald V. Davis
                                       Title: Vice President

                                   THE SANWA BANK, LIMITED,
                                   as Lender


                                   By: /s/ Dominic Sorresso
                                       ----------------------------------------
                                       Name: DOMINIC SORRESSO
                                       Title: Vice President

                                   BANKBOSTON, N.A., as Lender


                                   By: /s/ Julie V. Jalelian
                                       ----------------------------------------
                                       Name: Julie V. Jalelian
                                       Title: Director

                                   CREDIT SUISSE FIRST BOSTON, as Lender


                                   By: /s/ Kristin Lepri
                                       ----------------------------------------
                                       Name: KRISTIN LEPRI
                                       Title: ASSOCIATE


                                   By: /s/ Chris T Horgan
                                       ----------------------------------------
                                       Name: CHRIS T HORGAN
                                       Title: VICE PRESIDENT

                                   THE DAI-ICHI KANGYO BANK, LTD.,
                                   as Lender


                                   By: /s/ Christopher Fahey
                                       ----------------------------------------
                                       Name: Christopher Fahey
                                       Title: Vice President

                                   DRESDNER BANK AG, NEW YORK AND GRAND
                                   CAYMAN BRANCHES,
                                   as Lender


                                   By: /s/ William E. Lambert
                                       ----------------------------------------
                                       Name: William E. Lambert
                                       Title: Assistant Vice President


                                   By: /s/ Brian Haughney
                                       ----------------------------------------
                                       Name: Brian Haughney
                                       Title: Assistant Treasurer

                                   THE SAKURA BANK, LIMITED, as Lender


                                   By: /s/ Yoshikazu Nagura
                                       ----------------------------------------
                                       Name: YOSHIKAZU NAGURA
                                       Title: Vice President

                                   THE SUMITOMO BANK, LIMITED, NEW YORK
                                   BRANCH, as Lender


                                   By: /s/ Suresh S. Tata
                                       ----------------------------------------
                                       Name: SURESH S. TATA
                                       Title: SENIOR VICE PRESIDENT

                                   BANK POLSKA KASA OPIEKI S.A. PEKAO S.A.
                                   GROUP, NEW YORK BRANCH, as Lender


                                   By: /s/ Hussein B. El-Tawil
                                       ----------------------------------------
                                       Name: Hussein B. El-Tawil
                                       Title: Vice President

                                   THE TOKAI BANK, LTD., NEW YORK BRANCH, as
                                   Lender


                                   By: /s/ Michihiko Nakamura
                                       ----------------------------------------
                                       Name: Michihiko Nakamura
                                       Title: Joint General Manager

                                   MERITA BANK PLC NEW YORK BRANCH
                                   as Lender


                                   By: /s/ Frank Maffei
                                       ----------------------------------------
                                       Name: FRANK MAFFEI
                                       Title: VICE PRESIDENT


                                   By: /s/ Clifford Abramsky
                                       ----------------------------------------
                                       Name: Clifford Abramsky
                                       Title: VP

                                   BAYERISCHE HYPO-UND VEREINSBANK AG,
                                   NEW YORK BRANCH, as Lender


                                   By: /s/ Marianne Weinzinger
                                       ----------------------------------------
                                       Name: Marianne Weinzinger
                                       Title: Director


                                   By: /s/ Ivana Albanese-Rizzo
                                       ----------------------------------------
                                       Name: IVANA ALBANESE-RIZZO
                                       Title: DIRECTOR

                                   THE BANK OF NEW YORK,
                                   as Lender

                                   By: /s/ Kenneth P. Sneider, Jr.
                                       ----------------------------------------
                                       Name: Kenneth P. Sneider, Jr.
                                       Title: Vice President

                                   FIRST UNION NATIONAL BANK,
                                   as Lender


                                   By: /s/ James J. McKenna
                                       ----------------------------------------
                                       Name: James J. McKenna
                                       Title: Executive Vice Presdent

                                   ERSTE DER OESTERREICHI SCHEN
                                   SPARKASSEN AG, as Lender


                                   By: /s/ Rima Terradista
                                       ----------------------------------------
                                       Name: RIMA TERRADISTA
                                       Title: Vice President


                                   By: /s/ John S. Runnion
                                       ----------------------------------------
                                       Name: JOHN S. RUNNION
                                       Title: FIRST VICE PRESIDENT

                                   BANK LEUMI TRUST COMPANY NEW YORK,
                                   as Lender


                                   By: /s/ Sami Ambar
                                       ----------------------------------------
                                       Name: Sami Ambar
                                       Title: Vice President

                                   CREDIT AGRICOLE INDOSUEZ,
                                   as Lender


                                   By: /s/ Craig Welch
                                       ----------------------------------------
                                       Name: Craig Welch
                                       Title: FVP


                                   By: /s/ Sarah Mclintock
                                       ----------------------------------------
                                       Name: Sarah Mclintock
                                       Title: VP

                                   LEHMAN COMMERCIAL PAPER INC.,
                                   as Lender


                                   By: /s/ Michele Swanson
                                       ----------------------------------------
                                       Name: Michele Swanson
                                       Title: Authorized Signatory


                                   LEHMAN SYNDICATED LOAN FUNDING TRUST
                                   BY: LEHMAN COMMERCIAL PAPER INC.

                                       /s/ Michele Swanson
                                       ----------------------------------------
                                       NAME: MICHELE SWANSON
                                       TITLE: AUTHORIZED SIGNATORY

                                   MORGAN STANLEY SENIOR FUNDING, INC.,
                                   as Lender


                                   By: /s/ Michael Hart
                                       ----------------------------------------
                                       Name: MICHAEL HART
                                       Title: PRINCIPAL

                                   THE TOYO TRUST AND BANKING CO. LTD.,
                                   as Lender


                                   By: /s/ K. Yamauchi
                                       ----------------------------------------
                                       Name: K. Yamauchi
                                       Title: Vice President

                                   ALLIED IRISH BANKS PLC, CAYMAN ISLANDS
                                   BRANCH, as Lender


                                   By: /s/ William J. Strickland
                                       ----------------------------------------
                                       Name: William J. Strickland
                                       Title: Senior Vice President


                                   By: /s/ Marcia Meeker
                                       ----------------------------------------
                                       Name: Marcia Meeker
                                       Title: V.P.

                                   GULF INTERNATIONAL BANK B.S.C.,
                                   as Lender


                                   By: /s/ Abdel-Fattah Tahoun
                                       ----------------------------------------
                                       Name: Abdel-Fattah Tahoun
                                       Title: Senior Vice President


                                   By: /s/ Mireille Khalidi
                                       ----------------------------------------
                                       Name: Mireille Kahalidi
                                       Title: Assistant Vice President

                                   THE MITSUI TRUST AND BANKING COMPANY,
                                   LIMITED, as Lender


                                   By: /s/ Margaret Holloway
                                       ----------------------------------------
                                       Name: MARGARET HOLLOWAY
                                       Title: VICE PRESIDENT & MANAGER